                                                           Draft--March 14, 1996

================================================================================

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]
                  Filed by a Party other than the Registrant [_]

                           Check the appropriate box:

[X]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-b(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        LORD ABBETT RESEARCH FUND, INC.
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                         if other than the Registrant)

                         ----------------------------

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)   Title of each class of securities to which transaction applies:

       2)   Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)   Proposed maximum aggregate value of transaction:

       5)   Total fee paid:

[_]      Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

       2)   Form, Schedule or Registration Statement No.:

       3)   Filing Party:

       4)   Date Filed:


================================================================================

                [Letterhead of Lord Abbett Research Fund, Inc.]




FROM THE CHAIRMAN OF THE BOARD
------------------------------

Dear Shareholder,

     The Board of Directors of Lord Abbett Research Fund, Inc. (the "Fund") has called an Annual Meeting of Shareholders of the Fund to consider the matters described below. The board recommends that you vote in favor of each proposal.

       First, the board recommends that you vote to elect directors of the Fund and to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants.

       Second, the directors propose that the Large-Cap Series enter into a 12b-1 Plan and Dis tribution Agreement for its existing class of shares in order to facilitate the public distribution of Fund shares in the future. The estimated effect of the proposed plan on the Large-Cap Series' expenses is described in detail in the proxy statement.

       Third, the directors propose that the Fund's Articles of Incorporation be amended (i) to authorize the creation of new classes of each series of shares of
         -
the capital stock of the Fund, which is intended to encourage sales of Fund shares, and (ii) to confirm that the Fund may impose contingent deferred sales
             --
charges in connection with new classes of shares to be created (this change will have no effect on your shares).

       These various matters are to be voted upon at a meeting of the shareholders of the Fund to be held in New York on Wednesday, June 19, 1996 at 11:00 a.m.

       YOUR VOTE ON THESE ISSUES IS CRITICAL. TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

       1.   REVIEW THE ENCLOSED PROXY STATEMENT;

       2.   COMPLETE AND SIGN THE ENCLOSED PROXY CARD; AND

       3.   RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

Your prompt response will help save the Fund the expense of additional solicitations.

       We encourage you to review the enclosed materials. Because we believe these proposals are in the best interests of shareholders, we encourage you to vote in favor of the proposals.

                                 Sincerely,



                                 Ronald P. Lynch
                                 Chairman of the Board

April 17, 1996

                                                                PRELIMINARY COPY






                        LORD ABBETT RESEARCH FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

              NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                 JUNE 19, 1996

                              PROXY STATEMENT





   You are urged to sign and mail the proxy card in the enclosed postage-paid
  envelope whether   you own a few or many shares.  Your prompt return of the
proxy may save the Fund the necessity   and expense of further solicitations to
                        insure a quorum at this meeting.

                        LORD ABBETT RESEARCH FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153
                          Telephone No. (212) 848-1800


Notice of Annual Meeting of Shareholders
To Be Held June 19, 1996                         April 17, 1996

Notice is given hereby of an annual meeting of Lord Abbett Research Fund, Inc. (the "Fund"). The meeting will be held at the offices of Lord, Abbett & Co., on the 11th floor of The General Motors Building, 767 Fifth Avenue, New York, New York, on Wednesday, June 19, 1996, at 11:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting and any adjournments thereof.

ITEM   1.         To elect directors;

ITEM 2. To ratify or reject the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the current fiscal year;

ITEM 3. To approve or disapprove a new Distribution Plan and Agreement for the existing class of shares of the Large-Cap Series pursuant to Rule 12b-1 under the Investment Company Act of 1940; and

ITEM 4. To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors to
                                    -
                  create classes within series of shares of capital stock; and
                  (ii) confirming that the board may impose contingent deferred
                   --
                  sales charges in connection with new classes of shares to be created (this change will have no effect on your shares).

                                 By order of the Board of Directors


                                 Kenneth B. Cutler
                                 Vice President and Secretary

Not all of the foregoing items require a shareholder vote with respect to all Series. A vote of the shareholders of your Series is required only with respect to those items marked with an "X" for your Series in the following table:


                    ITEM 1  ITEM 2  ITEM 3  ITEM 4
--------------------------------------------------
Large-Cap Series      X       X       X       X
--------------------------------------------------
Mid-Cap Series        X       X               X
--------------------------------------------------
Small-Cap Series      X       X               X
--------------------------------------------------


The Board of Directors has fixed the close of business on March 22, 1996 as the record date for determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held. As of March 22, 1996, there were ____ shares of the Large Cap Series, _____ shares of the Mid-Cap Series, _______ shares of the Small-Cap Series and
_____ shares of the Fund issued and outstanding.

--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD.

SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED.

TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.

                        LORD ABBETT RESEARCH FUND, INC.
                                767 Fifth Avenue
                            New York, New York 10153

                                                                  April 17, 1996

                                PROXY STATEMENT
                                ---------------

       This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Lord Abbett Research Fund, Inc., a diversified, open-end management investment company incorporated under the laws of Maryland (the "Fund"), for use at an annual meeting of shareholders of the Fund to be held at 11:00 a.m. on Wednesday, June 19, 1996 at the offices of Lord, Abbett & Co., the investment manager and principal underwriter of the Fund ("Lord Abbett"), on the 11th floor of the General Motors Building, 767 Fifth Avenue, New York, New York 10153, and at any adjournments thereof. This proxy statement and the enclosed proxy card are first being mailed to shareholders on or about April 17, 1996.

     At the close of business on March 22, 1996 (the "Record Date"), there were issued and outstanding ___________ shares of the Large-Cap Series ________ shares of the Mid-Cap Series, ____ shares of the Small Cap Series (each, a "Series", and collectively the "Series") and ______ shares of the Fund. Only shareholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Proxies will be solicited by mail. Additional solicitations may be made by telephone, facsimile or personal contact by officers or employees of Lord Abbett and its affiliates. The Fund may also request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The cost of the solicitation will be borne by Lord Abbett.

       Shareholders are entitled to one vote for each full share, and a pro portionate vote for each fractional share, of the Fund held as of the Record Date. Under Maryland law, shares owned by two or more persons (whether as joint tenants, co-fiduciaries or otherwise) will be voted as follows, unless a written instrument or court order providing to the contrary has been filed with the Secretary of the Fund: (1) if only one votes, that vote binds all; (2) if more
                         -                                           -
than one votes, the vote of the majority binds all; and (3) if more than one
                                                         -
votes and the vote is evenly divided, the vote will be cast proportionately. If the enclosed form of proxy is properly executed and returned in time to be voted at the meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR each of the items described in this Proxy Statement and any other matters as deemed appropriate. A proxy may be revoked by the signer at any time at or before the meeting by written notice to the Fund, by execution of a later-dated proxy or by voting in person at the meeting.

 1.    ELECTION OF DIRECTORS

       The nominees for election as directors are Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff, who have been nominated by the Board of Directors. The individuals named as proxies intend to vote the proxies, unless otherwise directed, in favor of the election of such nominees, each of whom has agreed to serve as a director of the Fund. Management of the Fund has no reason to believe that any nominee will be unable to serve as a director. If any nominee should be unable to serve as a director, it is the intention of the individuals named as proxies to vote for the election of such person or persons as the Board of Directors may, in its discretion, recommend.

       Information about each person nominated for election as a director is set forth in the following table. Except where indicated, each of the persons listed in the table has held the principal occupation listed opposite his name for the past five years.

                                                                           Director
                                                                              of
     Names and Ages of                                                     the Fund
   Directors of the Fund       Principal Occupation and Directorships       Since
-------------------------------------------------------------------------------------
Ronald P. Lynch (1)(2)       Chairman of the Board of the Fund.                  1992
60                           Partner of Lord Abbett.
-------------------------------------------------------------------------------------
Robert S. Dow (1)(2)         President of the Fund.                              1995
51                           Partner of Lord Abbett.
-------------------------------------------------------------------------------------
E. Thayer Bigelow(2)         President and Chief Executive of Time
54                           Warner Cable Programming, Inc.
                             Formerly President and Chief Operating
                             Officer of Home Box Office, Inc.

-------------------------------------------------------------------------------------
Stewart S. Dixon (2)         Partner in the law firm of Wildman,
65                           Harrold, Allen & Dixon.
-------------------------------------------------------------------------------------
John C. Jansing (2)          Retired.  Former Chairman of Inde-
70                           pendent Election Corporation of
                             America, a proxy tabulating firm.
-------------------------------------------------------------------------------------
C. Alan MacDonald (2)        General Partner, The Marketing
62                           Partnership, Inc., a full service
                             marketing consulting firm.  Formerly
                             Chairman and Chief Executive Officer
                             of Lincoln Snacks, Inc., manufacturer of
                             branded snack foods (1992-1994).
                             Formerly President and Chief Executive
                             Officer of Nestle Foods Corp., and prior
                             to that, President and Chief Executive
                             Officer of Stouffer Foods Corp., both
                             subsidiaries of Nestle SA, Switzerland.
                             Currently serves as Director of Den
                             West Restaurant Co., J. B. Williams,
                             and Fountainhead Water Company.


                                                                           Director
                                                                              of
     Names and Ages of                                                     the Fund
   Directors of the Fund       Principal Occupation and Directorships       Since
-------------------------------------------------------------------------------------
Hansel B. Millican, Jr. (2)  President and Chief Executive Officer               1992
67                           of Rochester Button Company.

-------------------------------------------------------------------------------------
Thomas J. Neff (2)           President, Spencer Stuart & Associates,             1992
58                           an executive search consulting firm.

-------------------------------------------------------------------------------------


(1) "Interested person" of the Fund and Lord Abbett, within the meaning of the Act, because of his association with Lord Abbett.

(2)  Also a director or trustee of the other Lord Abbett-sponsored funds.

       Listed below are the numbers of shares of the Fund owned beneficially as of March 22, 1996 by the directors, the nominees and the directors and officers as a group. In each case, the amounts shown are less than 1% of the Fund's outstanding capital stock.


            Name               Number of Shares Beneficially Owned
------------------------------------------------------------------
Ronald P. Lynch                                              2,853
------------------------------------------------------------------
Robert S. Dow                                                2,853
------------------------------------------------------------------
E. Thayer Bigelow
------------------------------------------------------------------
Stewart S. Dixon
------------------------------------------------------------------
John C. Jansing
------------------------------------------------------------------
C. Alan MacDonald
------------------------------------------------------------------
Hansel B. Millican, Jr.                                          0
------------------------------------------------------------------
Thomas J. Neff                                                   0
------------------------------------------------------------------
Directors and Officers as a                                100,737
   group
------------------------------------------------------------------

    The Board of Directors has no standing committees. Upon election of directors at this meeting, the Board of Directors intends to appoint an Audit Committee, consisting of Messrs. Bigelow, MacDonald and Millican. The functions to be performed by the Audit Committee will include recommendation of the selection of independent public accountants for the Fund to the Board of Directors for approval, review of the scope and results of audit and non-audit services, the adequacy of internal controls and material changes in accounting principles and practices and other matters when requested from time to time by the directors (the "Independent Directors") who are not "interested persons" of the Fund within the meaning of the Act.

    The Board of Directors of the Fund met two times during the fiscal year ended November 30, 1995, and each director attended at least 75% of the total number of meetings of the Board.

    No director or officer of the Fund has received any compensation from the Fund for acting as a director or officer since the Fund's inception. The second column of the following table sets forth the compensation accrued by the other Lord Abbett-sponsored funds for the Independent Directors. The third and fourth columns set forth information with respect to the retirement plan for Independent Directors maintained by the other Lord Abbett-sponsored funds (no such Plan was maintained by the Fund). The fifth column sets forth the total compensation accrued by such other funds (not the Fund) for the Independent Directors. The second, third and fourth columns give information for the fiscal year ended November 30, 1995; the fifth column gives information for the calendar year ended December 31, 1995.

                                                                                           For Year Ended De-
                                For the Fiscal Year Ended November 30, 1995                 ember 31, 1995
---------------------------------------------------------------------------------------------------------------
           (I)                    (II)                 (III)                  (IV)                  (V)
---------------------------------------------------------------------------------------------------------------
Name of Director             Aggregate Com-      Pension or Retire-     Estimated Annual     Total Compensation
                           pensation Accrued    ment Benefits          Benefits Upon Re-      Accrued by the
                             by the Fund/1/       Accrued by the      tirement Proposed     Fifteen Other Lord
                                                Fifteen Other Lord     to be Paid by the     Abbett-sponsored
                                                 Abbett-sponsored     Fifteen Other Lord         Funds/3/
                                                     Funds/2/          Abbett-sponsored
                                                                           Funds/2/
---------------------------------------------------------------------------------------------------------------
Hansel B. Millican, Jr.    None                 $24,707               $33,600               $43,000
---------------------------------------------------------------------------------------------------------------
Thomas J. Neff             None                 $16,126               $33,600               $42,000
---------------------------------------------------------------------------------------------------------------

(1)  The Fund has paid no fees to its Independent Directors.

(2) The Fund has no retirement plan for Independent Directors. However, each other Lord Abbett-sponsored fund has a retirement plan providing that Independent Directors will receive annual retirement benefits for life equal to 80% of their final annual retainers following retirement at or after age 72 with at least 10 years of service. Each plan also provides for a reduced benefit upon early retirement under certain circumstances, a pre-retirement death benefit and actuarially reduced joint-and-survivor spousal benefits. The amounts stated in column (IV) would be payable annually under such retirement plans if the director were to retire at age 72 and the annual retainers payable by such funds were the same as they are today.
     The amounts set forth in column (III) were accrued by the Lord Abbett-sponsored funds during the fiscal year ended November 30, 1995 with respect to the retirement benefits set forth in column (IV). The Fund expects to adopt such a retirement plan following the election of directors at this meeting.

(3) This column shows aggregate Independent Director's fees, including attendance fees for board and committee meetings, accrued by the other Lord Abbett-sponsored funds (not by the Fund) during the year ended December 31, 1995.

     Listed below are the executive officers of the Fund, other than Messrs. Lynch and Dow who are listed above in the table of nominees. Each executive officer has been associated with Lord Abbett for over five years, except as indicated. Messrs. Allen, Carper, Cutler, Henderson, Morris, Nordberg and Walsh are partners of Lord Abbett; the others listed below are employees.

Stephen I. Allen, age 42, Vice President since 1994.

Daniel E. Carper, age 43, Vice President since 1992.

Kenneth B. Cutler, age 63, Vice President and Secretary since 1992.

John J. Gargana, Jr., age 64, Vice President since 1992.

Thomas S. Henderson, age 64, Vice President since 1992.

Paul A. Hilstad, age 53, Vice President since 1995 (with Lord Abbett since 1995-formerly Senior Vice President and General Counsel of American Capital Management & Research, Inc.).

Thomas F. Konop, age 54, Vice President since 1992.

Robert G. Morris, age 51, Vice President since 1992.

E. Wayne Nordberg, age 59, Vice President since 1992.

Keith F. O'Connor, age 40, Treasurer since 1992.

Victor W. Pizzolato, age 63, Vice President since 1992.

John J. Walsh, age 60, Vice President since 1992.


     Pursuant to the Fund's By-Laws, the election of each director of the Fund requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that the shareholders vote FOR the election of each of the nominees as a director of the Fund.


 2.  RATIFICATION OR REJECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Deloitte & Touche LLP as the in dependent public accountants of the Fund for the fiscal year ending November 30, 1996. The Act requires that such selection be submitted for ratification or rejection at the next annual meeting of shareholders if such meeting be held. Deloitte & Touche

LLP (or a predecessor firm) acted as the Fund's independent public accountants for the year ended November 30, 1995, and prior thereto since the Fund's inception in 1992. Based on in formation in the possession of the Fund, and information furnished by Deloitte & Touche LLP, the firm has no direct financial interest and no material indirect financial interest in the Fund. A representative of Deloitte & Touche LLP is expected to attend the meeting and will be provided with an opportunity to make a statement and answer appropriate questions.

     Ratification of the selection of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of the Fund voted at the meeting. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote to ratify the selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending November 30, 1996.


 3.  NEW DISTRIBUTION PLAN AND AGREEMENT FOR THE
     CLASS A SHARES OF THE LARGE-CAP SERIES

     At a meeting of the Board of Directors of the Fund held on March 14, 1996, the directors of the Fund unanimously approved, subject to shareholder approval, and determined to submit for approval to the shareholders of the Large-Cap Series, a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act (the "Proposed Plan") for the existing class of shares of the Large-Cap Series. The existing class of shares of such Series is to be designated the Class A Shares -- see Item 4 below. The text of the Proposed Plan for the Large-Cap Series is attached hereto as Exhibit A. The directors who approved the Proposed Plan include all of the Independent Directors, none of whom are "interested persons" of the Fund within the meaning of the Act or will have a direct or indirect financial interest in the operations of the Proposed Plan or in any agreements related thereto.

     Under the Proposed Plan (except as to certain accounts for which tracking data is not available), the Large-Cap Series will be authorized to pay to Lord Abbett Distributor LLC ("Lord Abbett Distributor") fees totaling 0.50% consisting of (a) service fees and (b) distribution fees, each payable quarterly
               -                    -
and each not to exceed a maximum of 0.25% of the average annual net assets attributable to Class A shares of the Large-Cap Series. Payments made under the Proposed Plan may be used by Lord Abbett Distributor for remittance to institutions and persons permitted by law to receive such payments ("Authorized Institutions") and/or for use by Lord Abbett Distributor to provide continuing services to shareholder accounts not serviced by Authorized Institutions and, with Board approval, to finance any activity which is primarily intended to result in the sale of Class A Shares. Any such payments to finance activities primarily intended to result in the sale of Class A Shares would be subject to the ceiling on distribution fees of 0.25% of the average annual net assets attributable to the Class A Shares (the "Distribution Fee Ceiling").

     The Fund's Board of Directors has authorized service fees at an initial level of 0.25% of the average daily net asset value of Class A shares sold, and has approved a one-time distribution fee, payable at the time of sale, on all shares sold by Authorized Institutions (i) at the $1 million level or (ii) to
                                        -                              --
retirement plans with 100 or more eligible employees. Such distribution fee will scale down at certain breakpoints, as follows: 1% of the first $5 million, 0.55% of the next $5 million, 0.50% of the next $40 million and 0.25% over $50 million of shares sold to a retirement plan or other qualifying purchaser within a 12-month period (beginning when the first purchase is made at net asset value). The board will be authorized under the Proposed Plan, without further shareholder vote, to increase the amount of distribution fees up to the Distribution Fee Ceiling. This increased spending limit is intended primarily to permit the directors to increase the amount to be spent for distribution to meet changing sales competition. The directors believe it is desirable to be able to make these changes without further shareholder approval because additional shareholder meetings would be time-consuming and costly to the Large-Cap Series and its shareholders. The Board of Directors will approve additional charges under this authority only if a majority of the Independent Directors conclude in their business judgment that there is a reasonable likelihood that the increase will benefit the Large-Cap Series and its shareholders. The one-time distribution fee is to be charged against the Distribution Fee Ceiling.

     Holders of shares on which the distribution fee of up to 1% has been paid will be required to pay to the Large-Cap Series a contingent deferred reimbursement charge ("CDRC") of 1% of the original cost or the then net asset value, whichever is less, of such shares if they are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred except that no CDRC would be payable in connection with redemptions by retirement plans attributable to any benefit payment or distribution of any excess contribution thereunder. If the shares are exchanged into another Lord Abbett fund and are thereafter redeemed out of the Lord Abbett family on or before the end of such twenty-fourth month, the charge is collected for the Fund by the other fund. The Fund collects such a charge for other Lord Abbett-sponsored funds in a similar situation. CDRC payments will have the effect of reducing the amount of the distribution fees paid by the Series for the purpose of complying with the Distribution Fee Ceiling. As in the case of the specific distribution fees authorized by the Board of Directors of the Fund, the CDRC authorized from time to time by the board for the Class A Shares of the Large-Cap Series will be described in the then current prospectus of the Fund.

     If shareholders of the Large-Cap Series approve the Proposed Plan, the Board of Directors has authorized the Large-Cap Series to pay, as an additional distribution fee, a supplemental payment to dealers who have accounts comprising a significant percentage of such Series' Class A Share assets and having a lower than average redemption rate and who have a satisfactory program for the promotion of Class A Shares. Any such payments will be 0.10% per annum of the average assets of the Series represented by the Class A Share accounts of qualifying dealers. This supplemental payment is intended by the Board of Directors to enhance the Large-Cap Series' rela tionships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     If the Proposed Plan and the levels of fees initially approved by the board thereunder, as described above, had been in effect for the Fund's last fiscal year and if shares of the Large-Cap Series had been sold to the general public during such fiscal year, it is estimated that in the aggregate the fees would have represented 0.25% of average net assets of the Large-Cap Series.

     In considering whether to recommend the Proposed Plan for approval, the Board considered, among other things, the factors set forth below:

     (i) Desirability of 12b-1 Plan to Compete Successfully in the Industry. The
         ------------------------------------------------------------------
Board believes that the Proposed Plan will provide an additional incentive to Authorized Institutions to sell the Class A Shares of the Large-Cap Series and will aid in the growth of the assets attributable to the Class A Shares. A consistent cash flow from a higher level of sales is expected to enhance the ability of the Large-Cap Series to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities and to meet redemptions. Although the Company's expense ratio is expected to increase initially by .25% as a result of the adoption of the Proposed Plan, and could increase more thereafter, in the view of the Board, the competitive situation in the industry involving adoption of 12b-1 plans by an increasing number of funds makes the Proposed Plan a reasonable measure to encourage additional sales and discourage redemptions and to provide reasonable assurance of the long-term viability of the Large-Cap Series.

     (ii) Incentives for Authorized Institutions to Provide Better Service to
          -------------------------------------------------------------------
Shareholders.  The Board believes that the Proposed Plan will give to Authorized
------------
Institutions an appropriate incentive to provide better service to the Fund's shareholder accounts than would otherwise be the case.

     (iii)     Flexibility in Adapting Distribution Fees to Meet Industry-Wide
               ---------------------------------------------------------------
Changes.  During the last several years, there has been significantly increased
-------
competition and pricing experimentation in the mutual fund industry. As the pace of change increases, the Board of Directors believes it will be useful to be able to respond quickly to marketplace pressures, and change in appropriate cases the amount of the Class A 12b-1 distribution fees to be paid, without unnecessarily burdening the shareholders with the costs of additional proxy solicitations. The directors believe that the level of distribution fees described above is a good example of the desirability of this flexibility.
Based on advice received from Lord Abbett, the decision by the Board to approve the payment of distribution fees in connection with sales to retirement plans with 100 or more eligible employees will enable the Class A Shares to compete more effectively in this growing and important market. The 0.10% per annum supplemental payments to dealers who meet certain criteria will permit the Large-Cap Series to enhance relationships with those dealers most likely to have a significant impact on the growth of the Class A Shares.

     (iv) Flexibility in Distributor's Use of Payments.  Lord Abbett has advised
          --------------------------------------------
the Board of Directors of the Fund that allowing Lord Abbett Distributor to retain fees received from the Large-Cap Series to (i) provide continuing
                                                   -
information and investment services to shareholder accounts and (ii) finance,
                                                                 --
with Board approval, any activity which is primarily intended to result in the sale of Class A Shares, will provide useful flexibility and will be in line with common practice in the industry.

     In light of the anticipated benefits to the Large-Cap Series and its shareholders as a result of adopting the Proposed Plans, and having reviewed the costs to the Large-Cap Series of the Proposed Plan, the Directors of the Fund have concluded, in the exercise of reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Proposed Plan will benefit the Large-Cap Series and its shareholders. There can, however, be no assurance that the anticipated benefits will be realized.

     Set forth in the table below is a summary comparison of the Large-Cap Series' expenses, on a current and pro-forma basis taking into account the fees that could be paid under the Proposed Plan. The annual operating expenses shown in the second column are the Series' actual expenses for the fiscal year ended November 30, 1995. The expenses shown in the third column represent, on a pro-forma basis, such actual expenses of the Large-Cap Series adjusted to show the effect of the maximum distribution fee the Board would be authorized to approve under the Proposed Plan. The fourth column shows such pro-forma annual operating expenses based on the distribution fee rate the Board has approved subject to approval of the Proposed Plan by shareholders of the Large-Cap Series. The example set forth below is not a representation of past or future expenses. Actual expenses may be greater or less than those shown.


                    I                           II             III              IV
---------------------------------------------------------------------------------------
                                                                            Pro Forma
                                                            Pro Forma      (reflecting
                                                           (reflecting      estimated
                                                             maximum       amounts that
                                                             amounts        would have
                                            Year ended    payable under     been paid
                                           November 30,    the Proposed     under the
                                               1995           Plan)       Proposed Plan)
                                           -------------  --------------  --------------
---------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
(AS A PERCENTAGE OF OFFERING PRICE)
---------------------------------------------------------------------------------------
Maximum Sales Load/1/ on Purchases             None           None            None
Deferred Sales Load /1 /                       None          None/2/         None/2/
---------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
---------------------------------------------------------------------------------------
Management Fee                                 0.00%/3/        0.00%/3/        0.00%/3/
12b-1 Fees                                         0.00%       0.50%/4/        0.25%/5/
Other Expenses                                 0.00%/3/        0.00%/3/        0.00%/3/
---------------------------------------------------------------------------------------
Total Operating Expenses                       0.00%/3/        0.50%/3/        0.25%/3/
---------------------------------------------------------------------------------------

Example:  Assume an annual return of 5% and there is no change in the level of
-------
expenses described above. For every $1,000 invested, with reinvestment of all distributions, you would pay the following total expenses if you closed your account after the number of years indicated.

             1 year                        3 years                             5 years                         10 years
-----------------------------------------------------------------------------------------------------------------------------------
            Pro          Pro                 Pro          Pro                    Pro         Pro                Pro          Pro
           Forma        Forma               Forma        Forma                  Forma       Forma               Forma       Forma

Current   (maximum)     (est.)   Current   (maximum)     (est.)      Current   (maximum)    (est.)   Current   (maximum)    (est.)
-----------------------------------------------------------------------------------------------------------------------------------
$58/3,6/ $74/3,4,6/ $72/3,5,6/ $58/3,6/ $109/3,4,6/  $102/3,5,6/  $58/3,6/  $147/3,4,6/ $135/3,5,6/ $58/3,6/ $252/3,4,6/ $226/3,5,6/

-----------------------------------------------------------------------------------------------------------------------------------

1. Sales "load" is referred to as sales "charge" and "deferred sales load" is referred to as "contingent deferred reimbursement charge" or "CDRC" throughout this Proxy Statement.

2. Redemptions of shares on which a Rule 12b-1 sales distribution fee has been paid will be subject to a CDRC of up to 1% of the original cost or the then net asset value, whichever is less, of all shares so purchased which are redeemed out of the Lord Abbett-sponsored family of funds on or before the end of the twenty-fourth month after the month in which the purchase occurred, subject to certain exceptions described herein.

3. Although not obligated to, Lord Abbett may waive some or all of its management fee, and subsidize other expenses, with respect to each Series. It has waived the management fee and subsidized all other expenses with respect to the Large-Cap Series during the past fiscal year (and continues to do so). Lord Abbett currently expects that such waiver and subsidy will cease upon the commencement of the offering of shares of the Large-Cap Series to the general public. Absent such waiver and subsidy, the management fee, other expense and total operating expense figures above would have been 0.75%, 0.27% and 1.02%, respectively.

4. Reflects the maximum annual 12b-1 fees of 0.50% that could be paid under the Proposed Plan in any year, consisting of a distribution fee of 0.25% and a service fee of 0.25%

5. Reflects the estimated level of service and distribution fees that would have been paid under the Proposed Plan had it been in effect for the Fund's last fiscal year.

6. Based on total current and pro-forma operating expenses shown in the table above.

     If the shareholders of the Large-Cap Series approve the Proposed Plan, the Proposed Plan shall, unless terminated as described below, become effective July 12, 1996 and continue in effect until July 12, 1997 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Proposed Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a shareholder vote in compliance with Rule 12b-1 under the Act. The Plan may not be amended to increase materially the amount to be spent for distribution above the maximum amounts set forth in the Proposed Plan without a shareholder vote in compliance with Rule 12b-1 under the Act. All material amendments must be approved by a majority of the Independent Directors.

     The Proposed Plan provides that while it is in effect, the selection and nomination of Independent Directors is committed to the discretion of the Independent Directors then sitting on the Board. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

     Pursuant to Rule 12b-1 under the Act, approval of the Proposed Plan requires the affirmative vote of a "majority" (as defined in the Act) of the voting securities of the Large-Cap Series. A "majority" vote for a Series is defined in the Act as the vote of the holders of the lesser of: (i) 67% or more
                                                                  -
of the voting securities of such Series present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities of such Series are present or represented by proxy, or (ii) more than
                                                                   --
50% of the outstanding voting securities of such Series. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders of the Large-Cap Series vote in favor of adoption of the Proposed Plan.


  4. AMENDMENT OF THE ARTICLES OF INCORPORATION TO AUTHORIZE CLASSES OF EACH SERIES OF SHARES AND TO CONFIRM THAT THE FUND MAY IMPOSE CONTINGENT DEFERRED SALES CHARGES IN CONNECTION WITH REDEMPTIONS

     On March 14, 1996, the Fund's Board of Directors unanimously voted to approve an amendment to the Articles of Incorporation of the Fund to give the Fund's Board of Directors the power to classify the Fund's shares into classes within series, and voted to submit such amendment to the Fund's shareholders for approval. The full text of the amendment is attached hereto as Exhibit B.

     The Fund's Articles of Incorporation presently designate three classes (referred to herein as "Series") of shares of capital stock and do not authorize the Board of Directors to create classes within Series. The Board of Directors believes that the Fund's best interests will be served if the Board of Directors is able to create classes of shares within a Series, with each share of a Series, regardless of class, sharing pro rata (based on net asset value) in the portfolio and income of the Series and in the Series' expenses, except for differences in expenses resulting from different Rule 12b-1 plans for the various classes and possibly other class-specific expenses. It is expected that implementation of such a multi-class fund structure will (i) enable investors in
                                                          -
a Series to choose the distribution option that best suits their individual situations, (ii) facilitate distribution of the Fund's shares, and (iii)
             --                                                     ---
maintain the competitive position of the Fund in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

     For all Series, the existing class of shares, to be designated the "Class A Shares," will continue to be offered as described in the Fund's current prospectus, except that the Board of Directors is recommending that shareholders approve a new Distribution Plan and Agreement pursuant to Rule 12b-1 under the Act that, if approved, will be applicable to the Class A Shares for the Large-Cap Series. See Item 3 above.

     If the proposed amendment to the Fund's Articles of Incorporation is approved, the Board of Directors will be authorized to create and issue one or more additional classes of shares within the existing Series and to create additional series. Lord Abbett has advised the Board of Directors of the Fund that, with respect to the Large-Cap Series, it intends to propose to the board in the near future that the board authorize the Fund to issue a second class of shares, to be designated the "Class B Shares" of such Series. If authorized, the Class B Shares are expected to be sold at net asset value without an initial sales charge and to be subject to a Rule 12b-1 plan that involves annual distribution and service fee payments for the account of such class equal to 1% of the average net asset value of the Class B Shares. If redeemed for cash before a certain date, the Class B Shares are expected to be subject to a contingent deferred sales charge ("CDSC") that (i) is payable to the distributor
                                                -
of such shares, rather than subject to a contingent deferred reimbursement charge payable to the Fund as is the case with the Class A Shares, (ii) will be
                                                                    --
substantially larger than the 1% CDRC charged on early
redemptions of Class A Shares, (iii) will scale down to zero over the period
                                ---
from sale to the expiration date of the CDSC. The Class B Shares will convert automatically into Class A Shares at net asset value after a period of time.

     Shares of all classes will vote together on all matters affecting the Fund, except for matters, such as approval of a Rule 12b-1 plan or a related service plan, affecting only a particular class or classes. All shares voting on a matter will have identical voting rights. All issued shares will be fully paid and non-assessable, and shareholders will have no pre-emptive or other right to subscribe to any additional shares. All shares within a series will have the same rights and be subject to the same limitations set forth in the Articles of Incorporation with respect to dividends, redemptions and liquidation except for differences resulting from class-specific Rule 12b-1 plans and related service plans and certain other class-specific expenses.

     The proposed amendment to the Fund's Articles of Incorporation will also make clear that the Fund may impose a CDSC and other charges (which charges may vary within and among the classes) payable upon redemption as may be established from time to time by the Board of Directors of the Fund. The Fund's Articles of Incorporation currently provide that the Fund may deduct a redemption charge not exceeding 1% of the net asset value of the shares being redeemed. The proposed amendment is deemed advisable in order to avoid any question as to whether the proposed B Share CDSC referred to above, which in some instances may exceed 1%, may be imposed in connection with the proposed issuance of the Class B Shares. The Board of Directors has no intention of increasing the CDRC currently payable or proposed to be payable on certain early redemptions of the existing shares of the Large-Cap Series. See Item 3 above.

     Approval of the proposed amendment to the Articles of Incorporation requires an affirmative vote of more than 50% of the outstanding shares of the Fund. If a shareholder abstains from voting on this matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this matter, but shall not be deemed to have been voted in favor of this matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on this matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to this matter.

     The Board of Directors recommends that shareholders vote in favor of this proposed amendment to the Articles of Incorporation.


 5.  OTHER INFORMATION

     Management is not aware of any matters to come before the meeting other than those set forth in the notice. If any such other matters do come before the meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

     a.   Timeliness of Shareholder Proposals.
          -----------------------------------

     Any shareholder proposals to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Act.

 b.  Investment Adviser and Underwriter.
     ----------------------------------

     Lord, Abbett & Co., 767 Fifth Avenue, New York, New York, 10153, acts as investment adviser and principal underwriter with respect to the Fund.

 c.  Annual Report Available Upon Request.
     ------------------------------------

     The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. A shareholder may obtain such reports(s) by writing to the Fund or by calling 800-___-____.

 d.  Portfolio Transactions.
     ----------------------

     The Fund's policy is to obtain best execution on all portfolio transactions, which means that the Fund seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund may pay, as described below, a higher commission than some brokers might charge on the same transactions. The Fund's policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, the Fund may, if considered advantageous, make a purchase from or sale to another Lord Abbett sponsored fund without the intervention of any broker-dealer.

     Broker-dealers are selected on the basis of their professional capacity and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are officers of the Fund and also are employees of Lord Abbett. These traders do the trading as well for other accounts -- investment companies (of which they are also officers) and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

     The Fund pays a commission rate that the Fund believes is appropriate to give maximum assurance that the Fund's brokers will provide to the Fund, on a continuing basis, the highest level of brokerage services available. While the Fund does not always seek the lowest possible commissions on particular trades, the Fund believes that its commission rates are in line with the rates that many other institutions pay. The Fund's traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to the Fund and the other accounts they manage. Such services include showing the Fund trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market, proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

     Some of the Fund's brokers also provide research services at least some of which are useful to Lord Abbett in their overall responsibilities with respect to the Fund and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund; conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. The Fund has been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

     No commitments are made regarding the allocation of brokerage business to or among brokers and trades are executed only when they are dictated by investment decisions of the Fund to purchase or sell portfolio securities.

     If two or more broker-dealers are considered capable of offering the equivalent likelihood of best execution, the broker-dealer who has sold the Fund's shares and/or shares of other Lord Abbett-sponsored funds may be preferred.

     If other clients of Lord Abbett buy or sell the same security at the same time as the Fund, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with the Fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as the Fund does, they may have their transactions executed at times different from the Fund's transactions and thus may not receive the same price or incur the same commission cost as the Fund does.

     The Fund will not seek "reciprocal" dealer business (for the purpose of applying commissions in whole or in part for the Fund's benefit or otherwise) from broker-dealers as consideration for the direction to them of portfolio business.

     For the fiscal years ended November 30, 1995, 1994 and 1993, the Large-Cap Series paid total commissions to independent broker-dealers of $7,214, $8,033 and $7,817. For the period from August 1, 1995 (commencement of operations) to November 30, 1995, the Mid-Cap Series paid total commissions to independent broker-dealers of $1,689.

                          LORD ABBETT RESEARCH FUND,
                           INC.


                          By:________________________________
                              Kenneth B. Cutler
                              Vice President and Secretary

                                                                       EXHIBIT A
                   Rule 12b-1 Distribution Plan and Agreement
     Lord Abbett Research Fund, Inc. -- Large-Cap Series -- Class A Shares
     ---------------------------------------------------------------------


     RULE 12b-1 DISTRIBUTION PLAN AND AGREEMENT dated as of July 12, 1996 by and between LORD ABBETT RESEARCH FUND, INC., a Maryland corporation (the "Fund"), on behalf of its LARGE-CAP SERIES (the "Series"), and LORD ABBETT DISTRIBUTOR LLC, a New York limited liability company(the "Distributor").

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"); and the Distributor is the exclusive selling agent of the Fund's shares of capital stock, including the Series' Class A shares (the "Shares") pursuant to the Distribution Agreement between the Fund and the Distributor, dated as of the date hereof (the "Distribution Agreement").

     WHEREAS, the Fund desires to adopt a Distribution Plan and Agreement (the "Plan") for the Series with the Distributor, as permitted by Rule 12b-1 under the Act, pursuant to which the Series may make certain payments to the Distributor to be used by the Distributor or paid to institutions and persons permitted by applicable law and/or rules to receive such payments ("Authorized Institutions") in connection with sales of Shares and/or servicing of accounts of shareholders holding Shares.

     WHEREAS, the Fund's Board of Directors has determined that there is a reasonable likelihood that the Plan will benefit the Series and the holders of the Shares.

     NOW, THEREFORE, in consideration of the mutual covenants and of other good and valuable consideration, receipt of which is hereby acknowledged, it is agreed as follows.

     1. The Fund hereby authorizes the Distributor to enter into agreements with Authorized Institutions (the "Agreements") which may provide for the payment to such Authorized Institutions of distribution and service fees which the Distributor receives from the Series in order to provide additional incentives to such Authorized Institutions (i) to sell Shares and (ii) to
                                            -                      --
provide continuing information and investment services to their accounts holding Shares and otherwise to encourage their accounts to remain invested in the Shares.

     2. The Fund also hereby authorizes the Distributor to use payments received hereunder from the Series in order to (a) finance any activity which is
                                                -
primarily intended to result in the sale of Shares and (b) provide continuing
                                                        -
information and investment services to shareholder accounts not serviced by Authorized

Institutions receiving a service fee from the Distributor hereunder and otherwise to encourage such accounts to remain invested in the Shares;

provided that (i) any payments referred to in the foregoing clause
--------       -
(a) shall not exceed the distribution fee permitted to be paid at the time under paragraph 3 of this Plan and shall be authorized by the Board of Directors of the Fund by a vote of the kind referred to in paragraph 10 of this Plan and (ii) any payments referred to in clause (b) shall not exceed the
               --
service fee permitted to be paid at the time under paragraph 3 of this Plan.

     3. The Series is authorized to pay the Distributor hereunder for remittance to Authorized Institutions and/or use by the Distributor pursuant to this Plan (a) service fees and (b) distribution fees, each at an annual rate not
           -                    -
to exceed .25 of 1% of the average annual net asset value of Shares outstanding. The Board of Directors of the Fund shall from time to time determine the amounts, within the foregoing maximum amounts, that the Series may pay the Distributor hereunder. Any such fees (which may be waived by the Authorized Institutions in whole or in part) may be calculated and paid quarterly or more frequently if approved by the Board of Directors of the Fund. Such determinations and approvals by the Board of Directors shall be made and given by votes of the kind referred to in paragraph 10 of this Plan. Payments by holders of Shares to the Series of contingent deferred reimbursement charges relating to distribution fees paid by the Series hereunder shall reduce the amount of distribution fees for purposes of the annual 0.25% distribution fee limit. The Distributor will monitor the payments hereunder and shall reduce such payments or take such other steps as may be necessary to assure that (i)
                                                                           -
the payments pursuant to this Plan shall be consistent with Article III, Section 26, subparagraphs (d)(2) and (5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. with respect to investment companies with asset-based sales charges and service fees, as the same may be in effect from time to time and (ii) the Series shall not pay with respect to any
                       --
Authorized Institution service fees equal to more than .25 of 1% of the average annual net asset value of Shares sold by (or attributable to Shares or shares sold by) such Authorized Institution and held in an account covered by an Agreement.

     4. The net asset value of the Shares shall be determined as provided in the Articles of Incorporation of the Fund. If the Distributor waives all or a portion of the fees which are to be paid by the Series hereunder, the Distributor shall not be deemed to have waived its rights under this Agreement to have the Series pay such fees in the future.

     5. The Secretary of the Fund, or in his absence the Chief Financial Officer, is hereby authorized to direct the disposition of monies paid or payable by the Series hereunder and shall provide to the Fund's Board of Directors, and the Directors shall review at least quarterly, a written report of the amounts so expended pursuant to this Plan and the purposes for which such expenditures were made.

     6. Neither this Plan nor any other transaction between the parties hereto pursuant to this Plan shall be invalidated or in any way affected by the fact that any or all of the directors, officers, shareholders, or other representatives of the Fund are or may be "interested persons" of the Distributor, or any successor or assignee thereof, or that any or all of the directors, officers, partners, members or other representatives of the Distributor are or may be "interested persons" of the Fund, except as may otherwise be provided in the Act.

     7. The Distributor shall give the Fund the benefit of the Distributor's best judgment and good faith efforts in rendering services under this Plan. Other than to abide by the provisions hereof and render the services called for hereunder in good faith, the Distributor assumes no responsibility under this Plan and, having so acted, the Distributor shall not be held liable or held accountable for any mistake of law or fact, or for any loss or damage arising or resulting therefrom suffered by the Fund, the Series or any of the shareholders, creditors, directors, or officers of the Fund; provided however, that nothing herein shall be deemed to protect the Distributor against any liability to the Fund or the Series' shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the reckless disregard of its obligations and duties hereunder.

     8. This Plan shall become effective upon the date hereof, and shall continue in effect for a period of more than one year from that date only so long as such continuance is specifically approved at least annually by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such renewal.

     9. This Plan may not be amended to increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan without a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under the Act as in effect at such time, and each material amendment must be approved by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan, cast in person at a meeting called for the purpose of voting on such amendment. Amendments to this Plan which do not increase materially the amount to be spent by the Series hereunder above the maximum amounts referred to in paragraph 3 of this Plan may be made pursuant to paragraph 10 of this Plan.

     10. Amendments to this Plan other than material amendments of the kind referred to in the forgoing paragraph 9 may be adopted by a vote of the Board of Directors of the Fund, including the vote of a majority of the directors who are not

"interested persons" of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to this Plan. The Board of Directors of the Fund may, by such a vote, interpret this Plan and make all determinations necessary or advisable for its administration.

     11. This Plan may be terminated at any time without the payment of any penalty (a) by the vote of a majority of the directors of the Fund who are not
         -
"interested persons" of the Fund and have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan, or (b) by a shareholder vote in compliance with Rule 12b-1 and Rule 18f-3 under
    -
the Act as in effect at such time. This Plan shall automatically terminate in the event of its assignment.

     12. So long as this Plan shall remain in effect, the selection and nomination of those directors of the Fund who are not "interested persons" of the Fund are committed to the discretion of such disinterested directors. The terms "interested persons," "assignment" and "vote of a majority of the outstanding voting securities" shall have the same meanings as those terms are defined in the Act.

     IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and on its behalf by its duly authorized representative as of the date first above written.

               LORD ABBETT RESEARCH FUND, INC.

               By:________________________________
                  President

ATTEST:

_____________________
Assistant Secretary

                    LORD ABBETT DISTRIBUTOR LLC


                    By:_____________________________

||                                                  EXHIBIT B

    PROPOSED AMENDMENT TO ARTICLES OF INCORPORATION OF THE FUND AUTHORIZING THE BOARD OF DIRECTORS TO CREATE NEW CLASSES AND SERIES OF SHARES OF THE
 CAPITAL STOCK OF THE FUND AND CONFIRMING THAT THE FUND MAY IMPOSE CONTINGENT
         DEFERRED SALES CHARGES IN CONNECTION WITH ITS RULE 12B-1 PLANS
    ________________________________________________________________________


The following text shows those provisions of the Articles of Incorporation of the Fund that are to be amended; the text that is lined through shows deletions and the text that is double underlined indicates additions.

                                   ARTICLE V

     SECTION 1. The total number of shares which the Corporation has authority to issue is 1,000,000,000 shares of capital stock of the par value of $.001 each (the "Shares"), having an aggregate par value of $1,000,000. The Board of Directors of the Corporation shall have full power and authority, from time to time , to classify or reclassify any unissued Shares , including, without limitation, the power to classify or reclassify unissued shares into series, and to classify or reclassify a series into one or more classes of stock that may be invested together in the common investment portfolio in which the series is invested, by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of such shares of stock. All Shares of a series shall represent the same interest in the Corporation and have the same preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as the other Shares of that series, except to the extent that the Board of Directors provides for differing preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption of Shares of classes of such series as determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland, or as otherwise determined pursuant to these Articles or by the Board of Directors in accordance with law. The Shares shall initially be classified into three series designated initially as the "Large-Cap Series", consisting of 50,000,000 Shares, the "Mid-Cap Series", consisting of 50,000,000 Shares and the "Small-Cap Series", consisting of 50,000,000 Shares. Prior to the first classification of a series into additional classes, all outstanding Shares of such series shall be of a single class. Notwithstanding any other provision of these Articles, upon the classification of unissued Shares into additional series, the Board of Directors shall specify a legal name for the new series in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification, and upon the first classification of a series into additional classes, the Board of Directors shall specify a legal name for the outstanding class, as well as for the new class or classes, in appropriate charter documents filed for record with the State Department of Assessments and Taxation of Maryland providing for such name change and classification.


     SECTION 2. A description of the relative preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption of all series and classes of series of Shares is as follows, unless otherwise set forth in Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or otherwise determined pursuant to these Articles:


          (a) Assets Belonging to Series. All consideration received or receivable by the Corporation for the issuance or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors, and shall be so recorded upon the books of account of the Corporation. Such consideration, assets, income, earnings, profits and proceeds, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, together with any unallocated items (as hereinafter defined) relating to that series as provided in the following sentence, are herein referred to as "assets belonging to" that series. In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as belonging to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as it, in its sole discretion, deems fair and equitable; and any Unallocated Items so allocated to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes.


          (b) Liabilities Belonging to Series. The assets belonging to each particular series shall be charged with the liabilities of the Corporation in respect of that series, including any class thereof, and with all expenses, costs, charges and reserves attributable to that series, including any such class, and shall be so recorded upon the books of account of the Corporation. Such liabilities, expenses, costs, charges and reserves, together with any unallocated items (as hereinafter defined) relating to that series, including any class thereof, as provided in the following sentence, so charged to that series, are herein referred to as "liabilities belonging to" that series. In the event there are any unallocated liabilities, expenses, costs, charges or reserves of the Corporation which are not readily identifiable as be longing to any particular series (collectively "Unallocated Items"), the Board of Directors shall allocate and charge such Unallocated Items to and among any one or more of the series created from time to time in such manner and on such basis as the Board of Directors in its sole discretion deems fair and equitable; and any Unallocated Items so allocated and charged to a particular series shall belong to that series. Each such allocation by the Board of Directors shall be conclusive and binding upon the stockholders of all series for all purposes. To the extent determined by the Board of Directors, liabilities and expenses relating solely to a particular class (including, without limitation, distribution expenses under a Rule 12b-1 plan and administrative expenses under an administration or service agreement, plan or other arrangement, however designated, which may be adopted for such class) shall be allocated to and borne by such class and shall be appropriately reflected (in the manner determined by the Board of Directors) in the net asset value, dividends and distributions and liquidation rights of the shares of such class.

          (c) Dividends. Dividends and distributions on Shares of a particular series may be paid to the holders of Shares of that series at such times, in such manner and from such of the income and capital gains, accrued or realized, from the assets belonging to that series, after providing for actual and accrued liabilities belonging to that series, as the Board of Directors may determine. Such dividends and distributions may vary between or among classes of a series to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as may be provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.


          (d) Liquidation. In the event of the liquidation or dissolution of the Corporation, the stockholders of each series shall be entitled to receive, as a series, when and as declared by the Board of Directors, the excess of the assets belonging to that series over the liabilities belonging to that series. The assets so distributable to the stockholders of one or more classes of a series shall be distributed among such stockholders in proportion to the respective aggregate net asset values of the shares of such series held by them and recorded on the books of the Corporation.


          (e) Voting. On each matter submitted to vote of the stockholders, each holder of a Share shall be entitled to one vote for each such Share standing in his name on the books of the Corporation irrespective of the series or class thereof and all shares of all series and classes shall vote as a single class ("Single Class Voting"); provided, however, that (i) as to any
                                                               -
matter with respect to which a separate vote of any series or class is required by the Investment Company Act of 1940 , as amended from time to time, applicable rules and regulations thereunder, or the Maryland General

Corporation Law, such requirement as to a separate vote of that series or class shall apply in lieu of Single Class Voting as described above; (ii)
                                                                      --
in the event that the separate vote requirements referred to in (i) above apply with re spect to one or more (but less than all) series or classes, then, subject to (iii) below, the shares of all other series and classes shall vote as a single class; and (iii) as to any matter which does not affect
                             ---
the interest of a particular series or class, only the holders of shares of the one or more affected series or classes shall be entitled to vote.


          (f) Conversion. At such times (which times may vary among shares of a class) as may be determined by the Board of Directors, Shares of a particular class of a series may be automatically converted into Shares of another class of such series based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors.


          (g) Equality. All Shares of each particular series shall represent an equal proportionate interest in the assets belonging to that series (subject to the liabilities belonging to that series), but the provisions of this sentence or any other provision of these Articles shall not restrict any distinctions that may exist with respect to stockholder elections to receive dividends or distributions in cash or Shares or that may otherwise exist with respect to dividends and distributions on Shares of the same series.


     SECTION 3. The Shares of the Corporation shall be subject to the following provisions:

(a) All Shares now or hereafter authorized shall be subject to redemption and be redeemable at the option of the stockholder, in the sense used in the general laws of the State of Maryland authorizing the formation of corporations. Each holder of the Shares, upon request to the Corporation accompanied by surrender (to the Corporation, or an agent designated by it) of the appropriate stock certificate or certificates, if any, in proper form for transfer, and such other instruments as the Board of Directors may require, shall be entitled to require the Corporation to redeem all or any part of the Shares outstanding in the name of such holder on the books of the Corporation, at a redemption price equal to the net asset value of such Shares determined as hereinafter set forth. Notwithstanding the foregoing, the Corporation may deduct from the proceeds otherwise due to any stockholder requiring the Corporation to redeem Shares a redemption charge not to exceed one percent (1%) of such net asset value or a reimbursement charge, a deferred sales charge or other charge that is integral to the Corporation's distribution program (which charges may vary within and among series and classes) as may be established from time to time by the Board of Directors.


(b) Notwithstanding the foregoing, the Board of Directors of the Corporation may suspend the right of the holders of the Shares to require the Corporation to redeem Shares or may suspend any voluntary purchase of such Shares:


(c) The Corporation, pursuant to a resolution of the Board of Directors and without the vote or consent of stockholders of the Corporation, shall have the right to redeem at net asset value all Shares, in any stockholder account in which there are less than 25 Shares or such lesser number of Shares as shall be specified in such resolution. Such resolution shall set forth that redemption of Shares in such accounts has been determined to be necessary to reduce disproportionately burdensome expenses in servicing stock holder accounts, or to be otherwise in the economic best interest of the Corporation. Such resolution shall provide that prior notice of at least 30 days shall be given to a stockholder before such redemption of shares and the stockholder will have 30 days (or such longer period as is specified in the resolution) from the date of the notice to avoid such redemption by increasing his account to at least
     25 Shares, or such lesser number of Shares as is specified in the resolution.


                                  ARTICLE VII

     SECTION 1.

(b) To declare (from interest, dividends or other income received or accrued, from accruals of original issue or other discounts on obligations held, from capital or other profits on portfolio assets whether realized or unrealized, from surplus whether earned, capital or paid in from any other lawful sources with respect to a particular series) dividends and distributions on the Corporation's Shares, with respect to such series, for payment in cash, property or the Corporation's own stock to stockholders of record on such dates (which may be as frequently as every day) and pay able at such intervals as the Board of Directors shall determine at any time in advance of such payment, whether or not the amount of such payment can at that time be determined or must be calculated subsequent to declaration and prior to payment by reference to amounts or other factors not yet determined at the time of declaration (including but not limited to the amount of a dividend or distribution to be determined only by reference to what is sufficient to enable the Corporation to qualify as a regulated investment company under the United States Internal Revenue Code or to avoid liability for Federal income tax); provided that if a dividend is paid from any source other than earned surplus, the source of the dividend shall be disclosed not later than at the time of payment to the stockholders of such series who receive it (the authority granted by this subsection (b) to permit, without limitation, and if otherwise lawful: the declaration of dividends or distributions by means of a formula or other similar method of determination whether or not the amount of such dividend or distribution can be calculated at the time of such declaration; establishing record or payment dates for dividends or distributions on any basis, including establishing a number of record or payment dates subsequent to the declaration at any dividend or distribution; establishing the same payment date for any number of dividends or distributions declared prior to such date; providing for the payment of dividends or distributions declared and as yet unpaid to stockholders of the Corporation redeeming shares prior to the payment date otherwise applicable; and providing in advance for the conditions under which any dividend or distribution may be payable in the Corporation's own shares to all or less than all of the Corporation's stockholders with respect to a particular series and for the calculation of any transfer from earned surplus to capital surplus in excess of the transfer to the stated capital of the aggregate par value of the shares of a particular series so to be issued, whether such dividend or distribution is in authorized but unissued or in treasury shares of the Corporation).


(c) To issue and sell or to cause the issuance and sale of Shares, in such amounts and on such terms and conditions, for such purpose and for such amount or kind of consideration as is now or hereafter permitted by the laws of the State of Maryland and in accordance with the Investment Company Act of 1940.


(d) To purchase and to cause to be purchased Shares, of any series, pursuant to these Articles of Incorporation, upon tender thereof by the holder or holders thereof or otherwise, provided the Corporation has assets belonging to that series legally available for such purpose whether arising out of paid-in surplus, other surplus, net profits or otherwise, to such extent and in such manner and upon such terms as the Board of Directors shall deem expedient, and to pay for such Shares in cash belonging to that series then held or owned by the Corporation.


(g)  To authorize any agreement of the character described in subsection (e) or
     (f) of this Section 1 with any person, corporation, association, partnership or other organization, although one or more of the members of the Board of Directors or officers of the Corporation may be the other party to any such agreement or an officer, director, shareholder, or member of such other party, and no such agreement shall be invalidated or rendered voidable by reason of the existence of any such relationship. Any director of the Corporation who is also a director or officer of such corporation or who is so interested may be counted in determining the existence of a quorum at any meeting of the Board of Directors which shall authorize any such agreement, and may vote thereat to authorize any such contract or transaction, with like force and effect as if he were not such director or officer of such other corporation or not so interested. Any agreement entered into pursuant to said subsections (e) or (f) shall be consistent with and subject to the requirements of the Investment Company Act of 1940, as amended from time to time, applicable rules and regulations thereunder, or any other applicable Act of Congress hereafter enacted, and no amendment to any agreement entered into pursuant to said subsection (e) (other than an amendment reducing the compensation of the other party thereto) shall be effective unless assented to by the affirmative vote of a majority of the outstanding voting securities of the Corporation (as such phrase is defined in the Investment Company Act of 1940, as amended from time to time) entitled to vote on the matter.


     SECTION 2. The Board of Directors may authorize the purchase by the Corporation, either directly or through any agent, of the Shares, in the open market or otherwise, at prices not in excess of the net asset value of such Shares (determined as hereinafter provided) as of a time determined by the Board of Directors reasonably proxi mate to the time of purchase by the Corporation or any such agent.



     SECTION 3. For the purposes referred to in these Articles of Incorporation, the net asset value of shares of the capital stock of the Corporation of each series and class as of any particular time (a "determination time") shall be determined by or pursuant to the direction of the Board of Directors as follows:


     (a) At times when a series is not classified into multiple classes, the net asset value of each share of stock of a series, as of a determination time, shall be the quotient, carried out to not less than two decimal points, obtained by dividing the net value of the assets of the Corporation belonging to that series (determined as hereinafter provided) as of such determination time by the total number of shares of that series then outstanding, including all shares of that series which the Corporation has agreed to sell for which the price has been determined, and excluding shares of that series which the Corporation has agreed to purchase or which are subject to redemption for which the price has been determined.


The net value of the assets of the Corporation of a series as of a determination time shall be determined in accordance with sound accounting practice by deducting from the gross value of the assets of the Corporation belonging to that series (determined as hereinafter provided) , the amount of all liabilities belonging to that series (as such terms are defined in subsection (b) of Section 2 of Article V), in each case as of such determination time.


The gross value of the assets of the Corporation belonging to a series as of such determination time shall be an amount equal to all cash, receivables, the market value of all securities for which market quotations are readily available and the fair value of other assets of the Corporation belonging to that series (as such terms are defined in subsection (a) of Section 2 of Article V) at such determination time, all determined in accordance with sound accounting practice and giving effect to the following:


  (b) At times when a series is classified into multiple classes, the net asset value of each share of stock of a class of such series shall be determined in accordance with subsections (a) and (c) of this Section 3 with appropriate adjustments to reflect differing allocations of liabilities and expenses of such series between or among such classes to such extent as maybe provided in or determined pursuant to Articles Supplementary filed for record with the State Department of Assessments and Taxation of Maryland or as may otherwise be determined by the Board of Directors.



(c) The Board of Directors is empowered, in its discretion, to establish other methods for determining such net asset value whenever such other methods are deemed by it to be necessary or desirable, including, but without limiting the generality of the foregoing, any method deemed necessary or desirable in order to enable the Corporation to comply with any provision of the Investment Company Act of 1940 or any rule or regulation thereunder.


     SECTION 4. The presence in person or by proxy of the holders of one-third of the Shares issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of any business at all meetings of the shareholders, except as otherwise provided by law or in these Articles of Incorporation and except that where the holders of Shares of any series or class are entitled to a separate vote as such series or class (each such series or class, a "Separate Class") or where the holders of Shares of two or more (but not all) series or classes are required to vote as a single series or class (each such single series or class, a "Combined Class"), the presence in person or by proxy of the holders of one-third of the Shares of that Separate Class or Combined Class, as the case may be, issued and outstanding and entitled to vote thereat shall constitute a quorum for such vote. If, however, a quorum with respect to all series, including all classes thereof, a Separate Class or a Combined Class, as the case may be, shall not be present or represented at any meeting of the shareholders, the holders of a majority of the Shares of all series, such Separate Class or such Combined Class, as the case may be, present in person or by proxy and entitled to vote shall have power to adjourn the meeting from time to time as to all series, such Separate Class or such Combined Class, as the case may be, without notice other than announcement at the meeting, until the requisite number of Shares entitled to vote at such meeting shall be present. At such adjourned meeting at which the requisite number of Shares entitled to vote thereat shall be represented any business may be transacted which might have been transacted at the meeting as originally notified. The absence from any meeting of stockholders of the number of Shares in excess of one-third of the Shares of all series or classes, or of the affected series or classes, as the case may be, which may be required by the laws of the State of Maryland, the Investment Company Act of 1940 or any other applicable law, or by these Articles of Incorporation, for action upon any given matter shall not prevent action at such meeting upon any other matter or matters which may properly come before the meeting, if there shall be present thereat, in person or by proxy, holders of the number of Shares required for action in respect of such other matter or matters.


     SECTION 5. Any determination as to any of the following matters made by or pursuant to the direction of the Board of Directors consistent with these Articles of Incorporation and in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties, shall be final and conclusive and shall be binding upon the Corporation and every holder of the Shares, of any series or class, namely, the amount of the assets, obligations, liabilities and expenses of the Corporation or belonging to any series or with respect to any class; the amount of the net income of the Corporation from dividends and interest for any period and the amount of assets at any time legally available for the payment of dividends with respect to any series or class; the amount of paid-in surplus, other surplus, annual or other net profits, or net assets in excess of capital, undivided profits, or excess of profits over losses on sales of securities belonging to the Corporation or any series or class; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged) with respect to the Corporation or any series or class; the market value, or any sale, bid or asked price to be applied in determining the market value, of any security owned or held by the Corporation; the fair value of any asset owned by the Corporation; the number of Shares of the Corporation of any series or class issued or issuable; the existence of conditions permitting the postponement of payment of the repurchase price of Shares of any series or class or the suspension of the right of redemption as provided by law; any matter relating to the acquisition, holding and disposition of securities and other assets by the Corporation ; any question as to whether any transaction constitutes a purchase of securities on margin, a short sale of securities, or an underwriting of the sale of, or participation in any underwriting or selling group in connection with the public distribution of any securities; and any matter relating to the issue, sale, repurchase and/or other acquisition or disposition of Shares of any series or class.


                                   ARTICLE IX

     From time to time any of the provisions of these Articles of Incorporation may be amended, altered or repealed (including any amendment that changes the terms of any of the outstanding Shares by classification, reclassification or otherwise), and other provisions that might, under the statutes of the State of Maryland at the time in force, be lawfully contained in Articles of Incorporation may be added or inserted, upon the vote of the holders of a majority of the Shares at the time outstanding and entitled to vote, and all rights at any time conferred upon the stockholders of the Corporation by these Articles of Incorporation are subject to the provisions of this Article IX.

                        LORD ABBETT RESEARCH FUND, INC.
                                LARGE-CAP SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

  The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT RESEARCH FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-4.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1. Election of Directors:

  For [_] Without Authority [_] For All Except [_] (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [_] Against [_] Abstain [_] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending November 30, 1996.

3. For [_] Against [_] Abstain [_] To approve or disapprove the proposed new Distribution Plan and Agreement for the Series' existing class of shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as described in the proxy statement.

4. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors
                                          -
    to create new classes and series of shares of capital stock; and (ii)
                                                                      --
    confirming that the board may impose contingent deferred sales charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT RESEARCH FUND, INC.
 LARGE-CAP SERIES



PLEASE SIGN, DATE AND MAIL THIS PROXY IN
THE POSTAGE PAID RETURN ENVELOPE PROVIDED.

For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
(Please read other side)

                        LORD ABBETT RESEARCH FUND, INC.
                                 MID-CAP SERIES

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JUNE 19, 1996
                                767 Fifth Avenue
                            New York, New York 10153
                            Tel. No. (212) 848-1800

  The undersigned hereby appoints KENNETH B. CUTLER, ROBERT S. DOW and RONALD P. LYNCH and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at the annual meeting of shareholders of LORD ABBETT RESEARCH FUND, INC. (the "Fund") on June 19, 1996, including all adjournments, as specified below, and in their discretion upon such other business as may properly be brought before the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS WHICH RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1-3.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE VOTE OF THE UNDERSIGNED IS TO BE CAST FOR ALL PROPOSALS LISTED BELOW.

1. Election of Directors:

  For [_] Without Authority [_] For All Except [_] (NOTE: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, CHECK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

Ronald P. Lynch, Robert S. Dow, E. Thayer Bigelow, Stewart S. Dixon, John C. Jansing, C. Alan MacDonald, Hansel B. Millican, Jr. and Thomas J. Neff.

2. For [_] Against [_] Abstain [_] To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Fund for the fiscal year ending November 30, 1996.

3. For [_] Against [_] Abstain [_] To approve or disapprove an amendment to the Fund's Articles of Incorporation (i) authorizing the Board of Directors
                                          -
    to create new classes and series of shares of capital stock; and (ii)
                                                                      --
    confirming that the board may impose contingent deferred sales charges in connection with new classes of shares to be created, as described in the proxy statement.

ACCOUNT NUMBER      SHARES            PROXY NUMBER

LORD ABBETT RESEARCH FUND, INC.
 MID-CAP SERIES



PLEASE SIGN, DATE AND MAIL THIS PROXY IN
THE POSTAGE PAID RETURN ENVELOPE PROVIDED.


For information as to the voting of stock registered in more than one name, see page 1 of the proxy statement. When signing the proxy as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

Date:......................................................

Signature(s) of Shareholder(s) as shown at left

 .............................................................

 .............................................................
   (Please read other side)
||